================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2005
                              ---------------------

       DIAMOND JO, LLC                 PENINSULA GAMING, LLC             PENINSULA GAMING CORP.
(Exact name of registrant as      (Exact name of registrant as       (Exact name of registrant as
  specified in its charter)          specified in its charter)         specified  in its charter)

         DELAWARE                          DELAWARE                            DELAWARE
     (State or other                   (State or other                     (State or other
      jurisdiction of                   jurisdiction of                     jurisdiction of
     incorporation or                  incorporation or                    incorporation or
       organization)                     organization)                       organization)

        42-1483875                        20-0800583                          25-1902805
     (I.R.S. Employer                  (I.R.S. Employer                    (I.R.S. Employer
    Identification No.)               Identification No.)                 Identification No.)


                              3rd Street Ice Harbor
                                  P.O. Box 1750
                            Dubuque, Iowa 52001-1750
               (Address of executive offices, including zip code)

                                 (563) 583-7005
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On August 4, 2005, Peninsula Gaming, LLC issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Current Report on Form 8-K and the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            PENINSULA GAMING, LLC


                                            By:  /s/ M. Brent Stevens
                                               ---------------------------------
                                            Name:    M. Brent Stevens
                                            Title:   Chief Executive Officer



                                            DIAMOND JO, LLC


                                            By:  /s/ M. Brent Stevens
                                               ---------------------------------
                                            Name:    M. Brent Stevens
                                            Title:   Chief Executive Officer




                                            PENINSULA GAMING CORP.


                                            By:  /s/ M. Brent Stevens
                                               ---------------------------------
                                            Name:    M. Brent Stevens
                                            Title:   Chief Executive Officer



Date:  August 4, 2005

                                 EXHIBIT INDEX


    Exhibit
    Number
    -------

    99.1 - Press release, dated August 4, 2005, issued by Peninsula Gaming, LLC.